Fixed Assets, Net	12 Months Ended
Dec. 31, 2017
FIXED ASSETS, NET [Abstract]
Fixed Assets, Net

11. FIXED ASSETS, NET

	As of December 31, (in thousands)
	2016	2017
Office building	$182,799	$194,067
Computer equipment (including servers)	38,153	37,617
Leasehold and building improvements	26,674	27,685
Office furniture	3,467	3,537
Vehicles	1,591	2,022

Total	252,684	264,928
Less: accumulated depreciation	(62,914)	(74,981)

Net book value	$189,770	$189,947

Depreciation expense for fixed assets was $16.4 million, $13.6 million and $12.0 million, respectively, for the years ended December 31, 2015, 2016 and 2017.